Related parties	3 Months Ended
Mar. 31, 2019
Related parties [Abstract]
Related parties
Note 11. - Related parties

During the normal course of business, the Company has historically conducted operations with related parties consisting mainly of Abengoa´s subsidiaries and non-controlling interests. The transactions were completed at market rates.

Further to the sale of its remaining 16.47% stake in the Company to Algonquin on November 27, 2018, Abengoa ceased to fulfill the conditions to be a related party as per IAS 24 - Related Parties Disclosures. Algonquin on its side is a related party since it completed the acquisition of a 25% stake in the Company in March 2018.

Details of balances with related parties as of March 31, 2019 and December 31, 2018, which therefore do not include balances with Abengoa, are as follows:

	Balance as of March 31,	Balance as of December 31,
	2019	2018
	($ in thousands)
Credit receivables (current)	4,044	5,328
Total current receivables with related parties	4,044	5,328

Trade payables (current)	25,139	19,352
Total current payables with related parties	25,139	19,352

Credit payables (non-current)	28,434	33,675
Total non-current payables with related parties	28,434	33,675

Receivables and payables as of March 31, 2019 fully relate to debts with non-controlling interests partners in Kaxu, Solaben 2&3 and Solacor 1&2.

The transactions carried out with related parties, which are primarily transactions with Abengoa and with subsidiaries of Abengoa, during the three-month periods ended March 31, 2018, have been as follows:

	For the three-month period ended March 31,
	2019	2018
	($ in thousands)
Services received	-	(26,541)
Financial income	7	1,386
Financial expenses	(183)	(341)

During 2018 services received primarily include operation and maintenance services received by some assets.

In addition, Abengoa maintains a number of obligations under EPC, O&M and other contracts, as well as indemnities covering certain potential risks. Additionally, Abengoa represented that further to the accession to the restructuring agreement, Atlantica Yield would not be a guarantor of any obligation of Abengoa with respect to third parties and agreed to indemnify the Company for any penalty claimed by third parties resulting from any breach in such representations. The Company has contingent assets, which have not been recognized as of March 31, 2019, related to the obligations of Abengoa referred above, which result and amounts will depend on the occurrence of uncertain future events. In particular as of April 26, 2018 and November 28, 2018, Abengoa agreed to pay Atlantica certain amounts subject to conditions which are beyond the control of the Company.

The Company entered into a Financial Support Agreement on June 13, 2014 under which Abengoa agreed to maintain any guarantees and letters of credit that have been provided by it on behalf of or for the benefit of Atlantica Yield and its affiliates for a period of five years. As of March 31, 2019, the aforementioned guarantees amounted to $3 million and Atlantica is working on replacing those guarantees where necessary.